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                                                                    EXHIBIT 23.1


                          INDEPENDENT AUDITORS' CONSENT

We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our reports dated January 28, 2000 relating to the Consolidated Financial Statements and Financial Statement Schedules, which appear in the Annual Report on Form 10-K of OneSource Information Services, Inc. for the year ended December 31, 1999.

/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
June 23, 2000